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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 15, 2004

                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)

              OREGON                                                             47-0255140
   (State or other jurisdiction                    1-13159                    (I.R.S. employer
        of incorporation)                  (Commission file number)          identification no.)

            1221 LAMAR #1600
             HOUSTON, TEXAS                                                       77010-1221
(Address of principal executive offices)                                          (Zip Code)


       Registrant's telephone number, including area code: (713) 853-6161

                             ---------------------

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ITEM 5. OTHER EVENTS.

      On July 15, 2004, Enron Corp. (the "Company") and its debtor-in-possession subsidiaries (collectively with the Company, the "Debtors") received approval for the Debtors' Supplemental Modified Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Supplemental Modified Fifth Amended Plan") filed with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Also, on July 15, 2004, the Company issued a press release announcing the confirmation of the Supplemental Modified Fifth Amended Plan.

      A copy of the Supplemental Modified Fifth Amended Plan is attached as
Exhibit 2.1 to this Current Report on Form 8-K. Also, a copy of the July 15, 2004 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      A copy of the Supplemental Modified Fifth Amended Plan is also currently available at the Company's website located at http://www.enron.com/corp/por/ and the Bankruptcy Court's website located at http://www.nysb.uscourts.gov and at the website maintained at the direction of the Bankruptcy Court at www.elaw4enron.com. A copy of the press release can also be found at www.enron.com.

      THE SUPPLEMENTAL MODIFIED FIFTH AMENDED PLAN, THE PRESS RELEASE AND THIS FORM 8-K, INCLUDING THE EXHIBITS ATTACHED HERETO, MAY CONTAIN STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATION AND, AS SUCH, ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACCORDINGLY, ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO: VARIOUS REGULATORY ISSUES; THE OUTCOME OF THE COMPANY'S CHAPTER 11 PROCESS; RISKS INHERENT IN THE COMPANY'S CHAPTER 11 PROCESS, SUCH AS THE NON-OCCURRENCE OR DELAYED OCCURRENCE OF THE SUPPLEMENTAL MODIFIED FIFTH AMENDED PLAN'S EFFECTIVE DATE OR DELAYED DISTRIBUTION OR NON-DISTRIBUTION OF SECURITIES OR OTHER ASSETS UNDER THE SUPPLEMENTAL MODIFIED FIFTH AMENDED PLAN; THE UNCERTAIN OUTCOMES OF ONGOING LITIGATION AND GOVERNMENTAL INVESTIGATIONS INVOLVING THE COMPANY'S OPERATING SUBSIDIARIES AND THE DEBTORS, INCLUDING THOSE INVOLVING FOREIGN REGULATORS AND THE U.S. CONGRESS, THE DEPARTMENT OF JUSTICE, THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), THE DEPARTMENT OF LABOR, THE INTERNAL REVENUE SERVICE, THE PENSION BENEFIT GUARANTY CORPORATION, THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., THE FEDERAL ENERGY REGULATORY COMMISSION, THE COMMODITY FUTURES TRADING COMMISSION, THE FEDERAL TRADE COMMISSION, THE CALIFORNIA AND CONNECTICUT ATTORNEYS GENERAL AND NUMEROUS CONGRESSIONAL COMMITTEES AND STATE AGENCIES; THE UNCERTAIN OUTCOMES OF NUMEROUS LAWSUITS AND CLAIMS; THE EFFECTS OF NEGATIVE PUBLICITY ON

                                       2
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THE COMPANY'S OPERATING SUBSIDIARIES' BUSINESS OPPORTUNITIES; THE EFFECTS OF THE
DEPARTURE OF PAST AND PRESENT EMPLOYEES OF THE DEBTORS; UNCERTAIN RESOLUTION OF SPECIAL PURPOSE ENTITY ISSUES; THE PRELIMINARY AND UNCERTAIN NATURE OF
VALUATIONS AND ESTIMATES CONTAINED IN THE SUPPLEMENTAL MODIFIED FIFTH AMENDED PLAN; FINANCIAL AND OPERATING RESTRICTIONS THAT MAY BE IMPOSED ON AN OPERATING SUBSIDIARY OF THE COMPANY UNDER THE PUBLIC UTILITY HOLDING COMPANY ACT;
POTENTIAL ENVIRONMENTAL LIABILITIES; INCREASING COMPETITION AND OPERATIONAL HAZARDS FACED BY THE DEBTORS AND OPERATING SUBSIDIARIES OF THE COMPANY; THE POTENTIAL LACK OF A TRADING MARKET FOR THE SECURITIES DISTRIBUTED TO CREDITORS; UNCERTAINTIES CREATED BY THE LACK OF REPORTED INFORMATION FOR SECURITIES DISTRIBUTED TO CREDITORS AND THE LACK OF INDEPENDENT OPERATING HISTORY OF THE COMPANY'S OPERATING SUBSIDIARIES; ECONOMIC, POLITICAL, REGULATORY AND LEGAL
RISKS AFFECTING THE FINANCES AND OPERATIONS OF THE DEBTORS AND THE COMPANY'S OPERATING SUBSIDIARIES; AND THE UNCERTAIN TIMING, COSTS AND RECOVERY VALUES INVOLVED IN THE DEBTORS' EFFORTS TO RECOVER ACCOUNTS RECEIVABLE AND TO LIQUIDATE THE REMAINING ASSETS.

      THE INFORMATION CONTAINED IN THE SUPPLEMENTAL MODIFIED FIFTH AMENDED PLAN AND THE PRESS RELEASE IS NOT TO BE USED FOR INVESTMENT PURPOSES.

      AS EXPLAINED IN A NOVEMBER 8, 2001 FORM 8-K FILED BY THE COMPANY WITH THE SEC, THE PREVIOUSLY ISSUED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997 THROUGH 2000 AND FOR THE FIRST AND SECOND QUARTERS OF 2001 AND THE AUDIT REPORTS COVERING THE YEAR-END FINANCIAL STATEMENTS FOR 1997 THROUGH 2000 SHOULD NOT BE RELIED UPON. IN ADDITION, AS EXPLAINED IN AN APRIL 22, 2002 FORM 8-K FILED BY THE COMPANY, THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE THIRD QUARTER OF 2001 SHOULD NOT BE RELIED UPON. THE COMPANY CONTINUES TO BELIEVE THAT THE EXISTING COMMON AND PREFERRED STOCK OF THE COMPANY HAVE NO VALUE. HOWEVER, THE SUPPLEMENTAL MODIFIED FIFTH AMENDED PLAN PROVIDES THE COMPANY'S STOCKHOLDERS WITH A CONTINGENT RIGHT TO RECEIVE RECOVERY IN THE VERY UNLIKELY EVENT THAT THE AGGREGATE VALUE OF THE COMPANY'S ASSETS EXCEEDS THE TOTAL AMOUNT OF ALLOWED CLAIMS.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits.

           2.1 Supplemental Modified Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code of the Company and other Debtors.

                                       3

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          99.1     Press Release, dated July 15, 2004.

                                       4
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENRON CORP.

Date:  July 20, 2004                   By: /s/ K. WADE CLINE
                                          --------------------------------------
                                          Name: K. Wade Cline
                                          Title: Managing Director and
                                                 Assistant General Counsel

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                                  EXHIBIT INDEX

EXHIBIT                    DESCRIPTION

2.1             -          Supplemental Modified Fifth Amended Joint Plan of
                           Affiliated Debtors Pursuant to Chapter 11 of the
                           United States Bankruptcy Code of the Company and other Debtors.

99.1                       Press Release, dated July 15, 2004